UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2005

Genaissance Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30981	06-1338846
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Science Park New Haven, Connecticut		06511
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (203) 773-1450

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 10, 2005, Genaissance Pharmaceuticals, Inc. (the “Company”) entered into a Confidential Separation Agreement and General Release (the “Separation Agreement”) with Carl Balezentis, Ph.D., Senior Vice President of the Company and President of Lark Technologies, Inc., the Company’s wholly-owned subsidiary, in connection with his resignation effective as of August 31, 2005.  The Separation Agreement provides that, in exchange for his execution of the Separation Agreement, he will receive severance pay in the form of salary continuation in the amount of $262,500, to be paid in semi-monthly installments over a twelve month period following his last day of employment.  A copy of the Separation Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on August 10, 2005, the Company extended an offer of employment to Tim McGrath, and he accepted the offer.  The Company’s offer letter to Mr. McGrath (the “Offer Letter”) provides that he will serve as the Company’s Senior Vice President, Molecular Services, at an annual salary of $200,000.  A copy of the Offer Letter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The foregoing descriptions of the Separation Agreement and the Offer Letter are not complete and are qualified in their entirety by reference to the Separation Agreement and the Offer Letter.  The Separation Agreement and the Offer Letter have been included to provide information regarding the terms therein.  They are not intended to provide any other factual information about the Company.  Such information can be found elsewhere in this Form 8-K and in the other public filings the Company makes with the SEC, which are available without charge at www.sec.gov.

Item 1.02.  Termination of a Material Definitive Agreement.

In connection with the resignation of Dr. Balezentis referred to under Item 1.01 above, the Separation Agreement provides that the Employment Agreement by and between the Company and Dr. Balezentis, dated as of December 18, 2003, will terminate as of August 31, 2005.

Item 9.01.  Financial Statements and Exhibits.

(c)                         Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAISSANCE PHARMACEUTICALS, INC.

Date: August 16, 2005	By:	/s/ Ben D. Kaplan
Ben D. Kaplan
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Confidential Separation Agreement and General Release by and between the Company and Carl Balezentis, Ph.D., dated as of August 10, 2005.

99.2	Offer Letter from the Company to Tim McGrath, dated as of August 10, 2005.